U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2025
ARQ, INC.

(Name of registrant as specified in its charter)

Delaware	001-37822	27-5472457
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8051 E. Maplewood Avenue, Suite 210, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (720) 598-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	ARQ	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01	Other Events.
Arq, Inc. (the “Company”) announced today updates to the commissioning timeline for its granular activated carbon (“GAC”) facility (the “GAC Facility”) at the Company’s Red River Plant. As previously announced, mechanical completion of construction of the GAC Facility was completed in January 2025. Final commissioning of the GAC Facility and first commercial production were previously expected to be completed by the end of the first quarter of 2025. The Company now expects to achieve these milestones by the end of the second quarter or early in the third quarter of 2025. The updated timeline is attributable to longer than expected commissioning process fine tuning and testing requirements.
While small, non-commercial scale volumes of GAC have now been produced, the Company has yet to achieve the consistency necessary for commercial scale production. This updated timeline will allow the Company’s operational team to continue to work through the iterative processes required to ensure that the GAC Facility produces a consistent supply of on-specification GAC products at the Company's targeted scale. No material increase in the remaining portion of GAC Facility capital expenditures is anticipated as a result of this updated timeline.
The Company reiterates its expectation of a three to six month ramp-up period to achieve nameplate capacity of 25 million pound annual run-rate of GAC after first commercial production.
The Company intends to provide additional information in its first quarter 2025 earnings press release to be released on May 7, 2025 and during its earnings results conference call scheduled for the same day.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, which provides a “safe harbor” for such statements in certain circumstances. When used in this Current Report on Form 8-K, the words “can,” “will,” "may," “intends,” “expects,” “anticipates,” "continuing," “believes,” similar expressions and any other statements that are not historical facts are intended to identify those assertions as forward-looking statements. All statements that address activities, events or developments that the Company intends, expects or believes may occur in the future are forward-looking statements. These forward-looking statements include, but are not limited to, statements or expectations regarding: the estimated costs and timing associated with capital improvements at our facilities and the related anticipated production capacities, the expected timing for commissioning and commercial production of the Company's GAC products, and future capital expenditures related to the Company’s GAC Facility. These forward-looking statements involve risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors including, but not limited to, the timing and scope of new and pending regulations and any legal challenges to or extensions of compliance dates of them; the U.S. government’s failure to promulgate new regulations or enforce existing regulations that benefit our business; changes in laws and regulations, accounting rules, prices, economic conditions and market demand; availability, cost of and demand for alternative energy sources and other technologies and their impact on coal-fired power generation in the U.S.; technical, start up and operational difficulties; competition within the industries in which the Company operates; risks associated with our debt financing; our inability to effectively and efficiently commercialize new products, including our GAC products; our inability to effectively manage commissioning and startup of the GAC Facility at our Red River plant; disruptions at any of our facilities, including by natural disasters or extreme weather; risks related to our information technology systems, including the risk of cyberattacks on our networks; failure to protect our intellectual property from infringement or claims that we have infringed on the intellectual property of others; our inability to obtain future financing or financing on terms that are favorable to us; our inability to ramp up our operations to effectively address recent and expected growth in our business; loss of key personnel; ongoing effects of inflation and macroeconomic uncertainty, including from the new U.S. presidential administration, increased domestic and international tariffs, lingering effects of the pandemic and armed conflicts around the world, and such uncertainty's effect on market demand and input costs; availability of materials and equipment for our business; intellectual property infringement claims from third parties; pending litigation; factors relating to our business strategy and goals; our ability to maintain relationships with customers, suppliers and others with whom we do business and meet supply requirements; our results of operations and business generally; risks related to diverting management's attention from our ongoing business operations; costs related to the ongoing manufacturing of our products, including our GAC products; opportunities for additional sales of our activated carbon products and end-market diversification; the rate of coal-fired power generation in the U.S.; the timing and cost of any future capital expenditures and the resultant impact to our liquidity and cash flows; and the other risk factors described in our filings with the SEC, including those described in Item 1A. Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2024. You are cautioned not to place undue reliance on the forward-looking statements and to consult filings we have made and will make with the SEC for additional discussion concerning risks and uncertainties that may apply to our business and the ownership of our securities. In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this Current Report on Form 8-K. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise. The forward-looking statements speak only as to the date of this Current Report on Form 8-K and the Company disclaims any duty to update such statements unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2025

Arq, Inc.
Registrant

/s/ Robert Rasmus
Robert Rasmus
Chief Executive Officer

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